As filed with the Securities and Exchange Commission on June 1, 1999

                                   ----------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 1, 1999


                        NORTHEAST DIGITAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                             11-2649088
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       425 Broad Hollow Road
    Suite 206, Melville, New York                                        11747
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (516) 501-0466


                        ELECTRONICS COMMUNICATIONS CORP.
          (Former name or former address, if changed since last report)

Item 5 -- Other Events

In May 1999, the Company ceased all negotiations with All Points Telecom, Inc. ("All Points") with respect to a proposed investment in the Company by All Points. The terms of the investment as reported in a press release dated January 19, 1999 reflected the intention of All Points to purchase 80% of the Company's Common Stock on a fully diluted basis for $16,000,000 and to provide the Company with a $1,000,000 note.

                        NORTHEAST DIGITAL NETWORKS, INC.

          (FORMERLY ELECTRONICS COMMUNICATIONS CORP.) AND SUBSIDIARIES




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: June 1, 1999

                         NORTHEAST DIGITAL NETWORKS, INC.
                         (formerly ELECTRONICS COMMUNICATIONS CORP.)



                         By: /s/ Joseph A. Rosio
                         -------------------------------------------------------
                         Joseph A. Rosio, President, Principal Executive Officer

                         By: /s/ Christopher J. Garcia
                         -------------------------------------------------------
                         Christopher J. Garcia, Secretary